UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 26, 2025

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 2110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2025, Plymouth Industrial REIT, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing, among other things, financial results for the fourth quarter and fiscal year ended December 31, 2024. The text of the Earnings Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information presented in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On February 26, 2025, the Company disclosed a supplemental analyst package (the “Supplemental Analyst Package”) and prepared commentary (the “Prepared Commentary”) in connection with its earnings conference call for the fiscal year ended December 31, 2024, which is scheduled to take place on February 27, 2025. Copies of the Supplemental Analyst Package and the Prepared Commentary are attached hereto as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

The information presented in Item 7.01 and Exhibits 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information presented in this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 26, 2025, the Board of Directors of the Company authorized a share repurchase program of up to $90,000,000 of the Company’s outstanding common stock (the “Repurchase Program”). Repurchases under the Repurchase Program will be made in accordance with applicable securities laws from time to time in open market purchases, directly or indirectly, in block purchases, in privately negotiated transactions or otherwise.

The timing, manner, price and amount of any repurchases under the Repurchase Program are determined by the Company at its discretion and depend on a variety of factors, including legal requirements, price and economic and market conditions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated February 26, 2025 (furnished only)
99.2	Supplemental Analyst Package - Fourth Quarter 2024
99.3	Fourth Quarter 2024 Prepared Commentary
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: February 26, 2025	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer